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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 9, 2002


                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)



          Maryland                       000-21193               95-4582157
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)
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Item 3.   Bankruptcy or Receivership.

Third Amended and Restated Joint Plan of Reorganization
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     As previously reported in a Form 8-K filed on June 2, 2000, Sunterra
Corporation (the "Company") and 36 of its affiliates filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (Baltimore) (the "Bankruptcy Court"). Subsequently, two additional affiliates filed voluntary petitions under the Bankruptcy Code (the Company and the affiliated debtors being referred to herein collectively as the "Debtors"). The Chapter 11 cases have been consolidated for procedural purposes and are being jointly administered under Case No. 00-5-6931-55-JS.

     On April 26, 2002, the Bankruptcy Court approved the Disclosure Statement Under 11 U.S.C. ss. 1125 in Support of Third Amended and Restated Joint Plan of Reorganization of Sunterra Corporation and Affiliated Debtors, as amended (the "Disclosure Statement"). The Debtors' Third Amended and Restated Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, As Amended (the "Third Amended Plan") is attached as Exhibit A to the Disclosure Statement and is included as an exhibit to this Current Report on Form 8-K. The Company has commenced the solicitation of votes of certain of its creditors for approval of the Third Amended Plan, as required by the Bankruptcy Code.

     Upon confirmation and effectiveness of the Third Amended Plan, the Company's currently outstanding common stock shall be cancelled and the holders of such common stock shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such common stock. Accordingly, holders of the Company's common stock will not receive any amounts with respect to their shares.

     The hearing to consider confirmation of the Third Amended Plan is scheduled to take place on June 20, 2002, subject to adjournment and continuation. There can be no assurance that the Third Amended Plan will be confirmed or become effective.

Monthly Operating Reports
-------------------------

     The November 2001 and December 2001 Monthly Operating Reports for the 16 operating entities and for all Debtors consolidated, as filed with the Bankruptcy Court on May 10, 2002 and May 13, 2002, respectively, are included as exhibits to this Current Report on Form 8-K.

     THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Securities Exchange Act of 1934. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.



Item 5.  Other Events and Regulation FD Disclosure.

Amendment to Agreement with Greenwich Capital Markets, Inc.
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     On May 9, 2002, pursuant to order of the Bankruptcy Court, the Company entered into a Second Amendment to Financing Agreement (the "DIP Facility Amendment") among the Company, certain of its affiliates and Greenwich Capital Markets, Inc. ("Greenwich").

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     The DIP Facility Amendment amends the Financing Agreement, dated as of
April 20, 2001, as previously amended (the "DIP Financing Facility"), among the Debtors and Greenwich, which agreement provides debtor-in-possession financing for the Debtors. Among other things, the DIP Facility Amendment changes the maturity date of the loans under the DIP Financing Facility from April 30, 2002 to June 30, 2002 (subject to the ability of the Debtors to extend such date to July 31, 2002 upon meeting certain requirements), and provides a mechanism whereby Greenwich is given certain rights to match exit financing proposals the Company may obtain from third parties.

     A copy of the DIP Facility Amendment is included as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     Exhibit No.      Description
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         2.1          Debtors' Third Amended and Restated Joint Plan of
                      Reorganization under Chapter 11 of the Bankruptcy Code, as amended, dated May 9, 2002.

         10.1 Second Amendment, dated as of May 9, 2002, to Financing Agreement, dated as of April 20, 2001, as previously amended, by and among Sunterra Corporation, certain subsidiaries of Sunterra Corporation, the financial institutions from time to time party thereto and Greenwich Capital Markets, Inc., as agent.

         99.1         Debtors' November 2001 Monthly Operating Report

         99.2         Debtors' December 2001 Monthly Operating Report

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUNTERRA CORPORATION




Date: May 23, 2002                By: /s/ Lawrence E. Young
                                  -----------------------------
                                  Lawrence E. Young
                                  Chief Financial Officer
                                  and Vice President

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                                  EXHIBIT INDEX
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 Exhibit No.     Description
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    2.1          Debtors' Third Amended and Restated Joint Plan of
                 Reorganization under Chapter 11 of the Bankruptcy Code, as amended, dated May 9, 2002.

    10.1 Second Amendment, dated as of May 9, 2002, to Financing Agreement, dated as of April 20, 2001, as previously amended, by and among Sunterra Corporation, certain subsidiaries of Sunterra Corporation, the financial institutions from time to time party thereto and Greenwich Capital Markets, Inc., as agent.

    99.1         Debtors' November 2001 Monthly Operating Report

    99.2         Debtors' December 2001 Monthly Operating Report

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